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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          PACIFIC MERCANTILE BANCORP
                          --------------------------
            (Exact name of registrant as specified in its charter)

               California                            33-0898238
               ----------                            ----------
          (State of Incorporation                  (IRS Employer
              or Organization)                   Identification No.)

       450 Newport Center Drive, Suite 100
            Newport Beach, California                   92660
            -------------------------                   -----
     (Address of Principal Executive Offices)        (Zip Code)


If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g) of
of the Exchange Act and is effective pursuant     the Exchange Act and is effective pursuant to
to General Instruction A.(c), please check the    General Instruction A.(d), please check the
following box. [_]                                following box. [X]

Securities Act registration statement file number to which this form relates:  333-33452
                                                                               ---------
Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered pursuant to Section 12(g) of the Act:
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                          Common Stock, no par value
                          --------------------------
                               (Title of Class)

                                  Page 1 of 3
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The information included under this heading "Description of Capital Stock" in the preliminary prospectus of the Registrant, which forms a part of the Registration Statement on Form S-1 of Registrant, Registration No. 333-33452, as originally filed with the Securities and Exchange Commission on March 28, 2000 and as amended on May 9, 2000, June 8, 2000 and June 13, 2000, respectively, is incorporated by reference herein.

Item 2.      Exhibits
             --------

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
                        Exhibit Description                                                     Exhibit Number
                        -------------------                                                     --------------
 Articles of Incorporation of the Registrant, as in effect (incorporated by                            3.1
 reference to the same-numbered exhibit to the Registrant's Registration Statement on Form S-1, Registration No. 333-33452)

 Bylaws of the Registrant, as in effect  (incorporated by reference to the                             3.2
 same-numbered exhibit to the Registrant's Registration Statement on Form S-1,
 Registration No. 333-33452)

 Specimen Form of Stock Certificate for Common Stock  (incorporated by reference to                    4.1
 the same-numbered exhibit to the Registrant's Registration Statement on Form S-1,
 Registration No. 333-33452)
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                             PACIFIC MERCANTILE BANCORP

                             By:   /s/ RAYMOND E. DELLERBA
                                   -----------------------
                                   Raymond E. Dellerba
                                   President and Chief Executive Officer

                             Dated:  June 9, 2000

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